American Century California Tax-Free and Municipal Funds

PROSPECTUS SUPPLEMENT

CALIFORNIA LIMITED-TERM TAX-FREE FUND * CALIFORNIA LONG-TERM TAX-FREE
FUND * CALIFORNIA TAX-FREE BOND FUND * CALIFORNIA TAX-FREE MONEY MARKET FUND

Supplement dated August 1, 2007 * Prospectus dated January 1, 2007

CALIFORNIA LIMITED-TERM TAX-FREE FUND - IMPORTANT NOTICE

Effective August 3, 2007, as of the close of the New York Stock Exchange, the
California Limited-Term Tax-Free Fund will be closed to new investors.

Effective August 24, 2007, as of the close of the New York Stock Exchange, the
California Limited-Term Tax-Free Fund will be closed to all investments.

On or about September 4, 2007, the California Limited-Term Tax-Free Fund's
shareholders will receive Investor Class shares of the American Century
California Tax-Free Bond fund on a tax-free basis in exchange for their shares of California Limited-Term Tax-Free. The two funds' investment objectives and strategies are substantially similar, and their total expense ratios are expected to be the same. The value of a shareholder's account will not change as a result of the transaction.

THE FOLLOWING REPLACES THE Annual Fund Operating Expenses TABLE ON PAGE 7:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                    DISTRIBUTION               TOTAL ANNUAL
                     MANAGEMENT     AND SERVICE     OTHER      FUND OPERATING
                     FEE(1)         (12B-1) FEES    EXPENSES   EXPENSES
--------------------------------------------------------------------------------
California Limited-Term Tax-Free
  Investor Class     0.49%          None            0.00%(2)   0.49%
--------------------------------------------------------------------------------
California Long-Term Tax-Free
  Investor Class     0.49%          None            0.00%(2)   0.49%
--------------------------------------------------------------------------------
California Tax-Free Bond
  Investor Class     0.49%          None            0.00%(2)   0.49%
--------------------------------------------------------------------------------
California Tax-Free Money Market
  Investor Class     0.49%(3)       None            0.03%(4)   0.52%(3)
--------------------------------------------------------------------------------

1  THE FUNDS PAY THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR ARRANGING
ALL SERVICES NECESSARY FOR THE FUNDS TO OPERATE. THE FEE SHOWN IS BASED ON
ASSETS DURING THE FUNDS' MOST RECENT FISCAL YEAR. THE FUNDS HAVE STEPPED FEE
SCHEDULES. AS A RESULT, THE FUNDS' UNIFIED MANAGEMENT FEE RATES GENERALLY
DECREASE AS FUND ASSETS INCREASE AND INCREASE AS FUND ASSETS DECREASE. FOR MORE
INFORMATION ABOUT THE UNIFIED MANAGEMENT FEE, SEE THE INVESTMENT ADVISOR UNDER
MANAGEMENT.

2  OTHER EXPENSES, WHICH INCLUDE THE FEES AND EXPENSES OF THE FUNDS'
INDEPENDENT TRUSTEES AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST, WERE LESS
THAN 0.005% FOR THE MOST RECENT FISCAL YEAR.

3  EFFECTIVE AUGUST 1, 2007, AMERICAN CENTURY VOLUNTARILY WAIVED A PORTION OF
THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER, THE MANAGEMENT FEE
AND TOTAL ANNUAL FUND OPERATING EXPENSES WILL BE 0.45% AND 0.48%, RESPECTIVELY.
THIS FEE WAIVER IS VOLUNTARY AND MAY BE REVISED OR TERMINATED AT ANY TIME BY
AMERICAN CENTURY WITHOUT NOTICE.

4  OTHER EXPENSES INCLUDE FEES AND EXPENSES OF THE FUND'S INDEPENDENT TRUSTEES
AND THEIR LEGAL COUNSEL, INTEREST AND PORTFOLIO INSURANCE.

THE FOLLOWING REPLACES THE THIRD PARAGRAPH IN THE Investing Through a Financial
Intermediary SECTION ON PAGE 19.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the funds' distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries' distribution of the funds out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the funds, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the funds to be made available by such intermediaries;
(2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the funds, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the funds and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the funds by educating them about the funds and helping defray the costs associated with offering the funds. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the funds. As a result, the total expense ratio of the funds will not be affected by any such payments.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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